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                     SALOMON BROTHERS OPPORTUNITY FUND INC

                         SUPPLEMENT DATED MAY 8, 2003
                   TO THE PROSPECTUS DATED DECEMBER 27, 2002

   The following information replaces the information in the second paragraph of the section entitled "Management":

   George Williamson is responsible for day-to-day management of the Fund's portfolio. Mr. Williamson is also an investment officer of the Fund. Mr. Williamson has been a Director of the manager since 1999. Prior to 1999, he was a Vice President of the manager. Irving G. Brilliant, who had been portfolio manager of the Fund since 1979 and the Fund's President since 2002, remains Chairman of the Fund.